Exhibit 10.15



                               ORYX ENERGY COMPANY
                          1992 LONG-TERM INCENTIVE PLAN



                  As Amended Through May 1, 1997 and Restated

ARTICLE I
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PURPOSE
-------

1.1 Purpose. The purpose of the Oryx Energy Company 1992 Long-Term Incentive Plan (this "Plan'") is to strengthen the ability of Oryx Energy Company (the "Company") to attract, motivate, and retain employees of superior capability and to more closely align the interests of management with those of stockholders of the Company by relating capital accumulation to increases in stockholder value.

ARTICLE II
----------

GENERAL DEFINITIONS
-------------------

2.1 "Agreement" - The written instrument evidencing the grant to a Participant of an Incentive Award. Each Participant may be issued one or more Agreements from time to time, containing one or more Incentive Awards, singly, in combination, or in tandem.

2.2 "Board" - The Board of Directors of the Company.

2.3 "Code" - The Internal Revenue Code of 1986, as amended.

2.4 "Committee" - The Committee that the Board appoints to administer this Plan.

2.5 "Common Stock" - The common stock of the Company as described in the Company's Certificate of Incorporation, or such other stock as shall be substituted therefor.

2.6 "Company" - Oryx Energy Company, or any successor to the Company.

2.7 "Contingent Stock Option" - A Stock Option granted under the provisions of Section-7- 6.

2.8 "Date of Grant" - The date on which the granting of an Incentive Award is authorized by the Committee, unless another date is specified by the Committee or by a provision in this Plan applicable to the Incentive Award.

2.9 "Deferred Compensation Stock Option" - A Stock Option granted under the provisions of Section 7.5 and designated as such.

2.10 "Disposition" -Any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and whether during the Participant's lifetime or upon or after his or her death, including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy, or attachment.

2.11 "Dividend Equivalent" -The additional amount of Common Stock or cash credited at the discretion of the Committee in connection with an Incentive Award, which shall be equal to the cash or Fair Market Value of stock dividends that would have been paid on the shares of Common Stock covered by such Incentive Award had such covered Common Stock been issued and outstanding on the dividend record date, as described in Article XI.

2.12 "Employee" - Any employee (including officers) of the Company or a Subsidiary.

2.13 "Exchange Act" - The Securities Exchange Act of 1934, as amended.

2.14 "Fair Market Value" - The average of the reported high and low sales price of the Common Stock (rounded up to the nearest one-eighth of a dollar) on the date on which Fair Market Value is to be determined (or if there was no reported sale on such date, the next preceding date on which any reported sale occurred) on the principal exchange or in such other principal market on which the Common Stock is trading.

2.15 "Incentive Award" - Any award granted under this Plan.

2.16 "Incentive Stock Option" - A Stock Option intended to satisfy the requirements of Section 422(b) of the Code.

2.17 "Nonqualified Stock Option" - A Stock Option other than an Incentive Stock Option, a Deferred Compensation Stock Option, or a Contingent Stock Option.

2.18 "Participant" - A key Employee selected by the Committee to receive an Incentive Award.

2.19 "Performance Period" - A period of one or more fiscal years of the Company, beginning with the fiscal year in which Performance Units, Performance Shares or other performance-based long-term awards are granted, over which performance is measured, for the purpose of determining the payment value of any such Incentive Award.

2.20 "Performance Unit" or "Performance Share" - An Incentive Award representing a contingent right to receive cash or shares of Common Stock (which may be Restricted Stock) at the end of a Performance Period and which, in the case of Performance Shares, is denominated in Common Stock, and, in the case of Performance Units, is denominated in cash values.

2.21 "Restricted Stock" - Shares of Common Stock issued or transferred pursuant to Article IX.

2.22 "Retirement" - Employment separation on account of early, normal, or late retirement, as described in the Oryx Energy Company Retirement Plan or any successor plan thereto.

2.23 "Rule 16b-3" - Rule 16b-3 shall have the meaning assigned in Section 4.1.

2.24 "Securities Act" - The Securities Act of 1933, as amended.

2.25 "Stock Appreciation Right" - The rights specified in Article VIII.

2.26 "Stock Option" - An award of a right or contingent right to purchase Common Stock pursuant to Article VII.

2.27 "Subsidiary" - A "subsidiary corporation" as defined in Section 424(f) of the Code that is a subsidiary of the Company.

ARTICLE III
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SHARES OF COMMON STOCK SUBJECT TO THE PLAN
------------------------------------------

3.1 Common  Stock  Authorized.  Subject to the  provisions  of this  Article and
Article XIII, the total aggregate number of shares of Common Stock that may be issued, transferred, or exercised pursuant to Incentive Awards shall not exceed 3,000,000 shares.

3.2 Limitation of Shares. For purposes of the limitations specified in Section 3.1, the following principles apply: (a) a decrease in the -number of shares that thereafter may be issued or transferred for purpose of Section 3.1 shall result from (i) the delivery of shares of Common Stock upon exercise of a Stock Option or Stock Appreciation Right in any manner and (ii) upon the award of Restricted Stock and (iii) the delivery of shares of Common Stock in settlement of Dividend Equivalents or Performance Units or Performance Shares; (b) shares of Common Stock with respect to which Stock Options and Stock Appreciation Rights expire, are cancelled without being exercised, or are otherwise terminated may be regranted under this Plan; and (c) if any shares of Common Stock related to an Incentive Award are not issued or, for any reason, cease to be issuable or are forfeited such shares of Common Stock shall no longer be charged against the limitation provided for in Section 3.1 and shall be available again for the grant of Incentive Awards.

3.3 Shares Available. At the discretion of the Board or the Committee, the shares of Common Stock to be delivered under this Plan shall be made available either from authorized and unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company, or both.

3.4 Incentive Award Adjustments. Subject to the limitations set forth in Article XV, the Committee may make any adjustment in the exercise price or the number of shares subject to, or the terms of, a Nonqualified Stock Option, Deferred Compensation Stock Option, Contingent-Stock--Option, Stock Appreciation Right, or other stock-based grant pursuant to Section 6.1. Such adjustment shall be made by amending, substituting or cancelling and regranting an outstanding Nonqualified Stock Option, Deferred Compensation Stock Option, Contingent Stock Option, Stock Appreciation Right, or other stock-based grant pursuant to Section
6.1 with the inclusion of terms and conditions that may differ from the terms and conditions of the original Nonqualified Stock Option, Deferred Compensation Stock Option, Contingent Stock Option, Stock Appreciation Right, or other stock-based grant pursuant to Section 6.1. If such action is effected by amendment, the effective date of such amendment shall be the date of the original grant.

ARTICLE IV
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ADMINISTRATION OF THE PLAN
--------------------------

4.1 Committee. This Plan shall be administered by the Committee, which shall consist of three or more directors of the Company, all of whom are "Non-Employee Directors," as such term is defined under the rules and regulations adopted, from time to time, by the Securities and Exchange Commission pursuant to Section 16(b) of the Exchange Act, including specifically but without limitation, Rule 16b-3 or any successor rule thereto. The Committee may, in its discretion, delegate its duties under this Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Incentive Awards to Participants subject to Section 16(b) of the Exchange Act. The members of the Committee shall serve at the pleasure of the Board, which shall have the power, at any time and from time to time, to remove members from the Committee or to add members thereto. Vacancies on the Committee, however caused, shall be filled by action of the Board.

4.2 Powers. The Committee has discretionary authority to determine the key Employees to whom, and the time or times at which, Incentive Awards shall be granted. The Committee also has authority to determine the amount of shares of Common Stock that shall be subject to each Incentive Award, and the terms, conditions, and limitations of each Incentive Award, subject to the express provisions of this Plan. The Committee shall have the discretion to interpret this Plan and to make all other determinations necessary for Plan administration. The Committee has authority to prescribe, amend, and rescind any rules and regulations relating to this Plan, subject to the express provisions of this Plan. All Committee interpretations, determinations, and actions shall be in the sole discretion of the Committee and shall be binding on all parties. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Agreement in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency.

4.3 Incentive Award Terms. Incentive Awards shall be evidenced by an Agreement and may include any terms and conditions consistent with this Plan, as the Committee may determine.

4.4 No Liability. No member of the Board or the Committee shall be liable for any action or determination made in good faith by the Board or the Committee with respect to this Plan or any Incentive Award under this Plan.

ARTICLE V
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ELIGIBILITY
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5.1 Participation.  Participants shall be selected from the key Employees of the
Company and its Subsidiaries. Such designation may be by individual or by class.

5.2 Incentive Stock Option Eligibility. No person shall be eligible for the grant of an Incentive Stock Option who owns (within the meaning of Section 422(b) of the Code), or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Subsidiary. This restriction shall not apply if at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least 110 percent of Fair Market Value and the Incentive Stock Option is not, by its terms, exercisable after the expiration of five years from the Date of Grant.

5.3 No Board Participation. In no event may any member of the Board who is not an officer or other Employee of the Company or a Subsidiary be granted an Incentive Award under this Plan.

5.4 Maximum Grants. Notwithstanding any provision contained in this Plan to the contrary, the maximum number of shares of Common Stock for which Incentive Stock Options, Nonqualified Stock Options, and Stock Appreciation Rights may be granted under the Plan to any one Employee for any calendar year is 500,000.

ARTICLE VI
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FORMS OF INCENTIVE AWARDS
-------------------------

6.1 Incentive Award Eligibility. The forms of Incentive Awards under this Plan are Stock Options as described in Article VII, Stock Appreciation Rights as described in Article VIII, Restricted Stock as described in Article IX, Performance Units or Performance Shares as described in Article X, Dividend Equivalents as described in Article XI, and other stock-based grants as described in this Article VI. The Committee may, in its discretion, permit holders of Incentive Awards under this Plan to surrender outstanding Incentive Awards in order to exercise or realize the rights under other Incentive Awards, or in exchange for the grant of new Incentive Awards or require holders of Incentive Awards to surrender outstanding Incentive Awards as a condition precedent to the grant of new Incentive Awards. The Committee may grant, from time to time, to any eligible Employee other stock-based grants. Such other stock-based grants will either be issued (i) for no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, (ii) for consideration equal to the amount (such as the par value of such shares) required by applicable law to be received by the Company in order to assure compliance with applicable state law, or (iii) for consideration (other than services rendered or to be rendered) equal to or greater than one-half of the Fair Market Value of the Common Stock covered by such grant on the Date of Grant. The Committee may specify such criteria. or periods or goals for payment to the Participant as it shall determine, and the extent to which such criteria or periods or goals have been met shall be conclusively determined by the Committee. Other stock-based grants may be paid in shares of Common Stock or other consideration related to such shares or in a single payment or in installments as specified by the grant and may be payable on such dates as determined by the Committee and specified by the grant. The other terms and conditions of other stock-based grants shall be determined by the Committee.

ARTICLE VII
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STOCK OPTIONS
-------------

7.1 Exercise Price. The exercise price of Common Stock under each Stock Option shall be determined by the Committee at the time of grant; provided that, the exercise price of Common Stock under a Stock Option other than a Deferred Compensation Stock Option or a Contingent Stock Option shall be at least equal to 100 percent of the Fair Market Value of the Common Stock on the Date of Grant, provided further that the exercise price of Common Stock under a Deferred Compensation Stock Option and a Contingent Stock Option shall be determined as set forth in Section 6.1 with respect to other stock-based grants.

7.2 Term. Stock Options may be exercised as determined by the Committee, provided that Incentive Stock Options may in no event be exercised later than 10 years from the Date of Grant or granted later than 10 years from the date of adoption of this Plan. During the Participant's lifetime, only the Participant may exercise an Incentive Stock Option. The Committee may amend the terms of an Incentive Stock Option at any time to include provisions that have the effect of changing such Incentive Stock Option to a Nonqualified Stock Option, or vice-versa (to the extent any such change is permitted by applicable law).

7.3 Method of Exercise. Upon the exercise of a Stock Option, the exercise price shall be payable in full in cash or an equivalent acceptable to the Committee. No fractional shares shall be issued pursuant to the exercise of a Stock Option, and no payment shall be made in lieu of fractional shares. At the discretion of the Committee and provided such payment can be effected without causing the Participant to incur liability under Section 16(b) of the Exchange Act, the exercise price may be paid by assigning and delivering to the Company shares of Common Stock or a combination of cash and such shares equal in value to the exercise price. Any shares so assigned and delivered to the Company in payment or partial payment of the exercise price shall be valued at Fair Market Value on the exercise date.

In addition, at the request of the Participant and to the extent permitted by applicable law, the Company in its discretion may selectively approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the Participant, shall pay to the Company the exercise price of the Stock Options being exercised, and the Company, pursuant to an irrevocable notice from the Participant, shall promptly deliver the shares being purchased to such firm.

At the discretion, of the Committee, the Participant may be granted by Agreement, Stock Options to purchase an additional number of shares equal to the number of shares used by the Participant to pay all or a portion of the exercise price of other Stock Options or the tax required to be withheld pursuant to the exercise of such Stock Options, or such additional shares of Common Stock as shall be authorized by the Committee.

7.4 Limitation on Incentive Stock Options. With respect to Incentive Stock Options, the aggregate Fair Market Value (determined at the Date of Grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all stock option plans of the Company and its Subsidiaries) shall not exceed $100,000, or such other amount as may be prescribed under the Code or applicable regulations or rulings from time to time.

7.5 Deferred Compensation Stock Options. A Deferred Compensation Stock Option is intended to provide a means by which compensation payments can be deferred to future dates. The Committee shall determine the amount of any compensation payments to be deferred. The number of shares of Common Stock subject to a Deferred Compensation Stock Option shall be determined by the Committee, in accordance with the following formula:

   Amount of Compensation to be Deferred
   -------------------------------------
   Fair Market Value on Date of Grant minus
   Exercise Price of Options                    =           Number of Shares


Amounts of compensation so deferred may include amounts earned under Incentive Awards or under any other compensation plan, program, or arrangement of the Company, as determined by the Committee. A Deferred Compensation Stock Option shall be granted only if the Committee has reasonably determined that the recipient of such Deferred Compensation Stock Option will not be deemed at the Date of Grant to be in receipt of the amount of income being deferred for purposes of the Code. The shares of Common Stock purchasable under an Agreement evidencing the grant of a Deferred Compensation Stock Option shall be in lieu of the compensation so deferred unless otherwise specified by the Committee.

7.6 Contingent Stock Options. In connection with the grant of an Incentive Award, the exercise of which is dependent upon satisfaction of performance criteria, the Committee may award a Contingent Stock Option that is to be exercisable only if the conditions under which such related Incentive Award becomes payable are not achieved. The number of Contingent Stock Options granted may be more than or less than or equal to the number of shares subject to such related Incentive Award. The Contingent Stock Options shall remain in effect as long as the related Incentive Award remains in effect and shall be subject to the same provisions for termination or acceleration. If the conditions for paying the Incentive Awards are not achieved, the Incentive Award shall be cancelled and the Contingent Stock Options shall be exercisable in accordance with the terms prescribed by the Committee.

ARTICLE VIII
------------

STOCK APPRECIATION RIGHTS
-------------------------

8.1 Grant. The grant of Stock Appreciation Rights under this Plan shall be subject to the terms and conditions of this Article VIII and shall contain such additional terms and conditions, not inconsistent with the express provisions of this Plan, as the Committee shall deem desirable. A Stock Appreciation Right is an Incentive Award entitling a Participant to receive an amount equal to (or if the Committee shall determine at the time of grant, less than) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the Fair Market Value of a share of Common Stock on the Date of Grant of such Stock Appreciation Right, or such other price as set by the Committee, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised. A Stock Appreciation Right may be granted to a Participant in connection with a Stock Option, whether in tandem or not, and either at the time of grant or at any time during the term of the Stock Option, or without relation to a Stock Option.

8.2 Alternate Appreciation Rights. An Alternate Appreciation Right is a Stock Appreciation Right granted in tandem with a Stock Option that requires the Participant, upon exercise, to surrender such Stock Option with respect to the number of shares as to which such Stock Appreciation Right is exercised, and shall entitle the Participant to receive payment of an amount computed pursuant to Section 8.1. Such Stock Option shall then cease to be exercisable to the extent surrendered.

8.3 Limitation on Exercise. Subject to Article XIII, a Stock Appreciation Right granted in connection with a Stock Option shall be exercisable at such time or times and only to the extent that the related Stock Option is exercisable, and shall not be transferable except to the extent that such related Stock Option is transferable. The Committee may also provide that a Stock Appreciation Right shall be automatically exercised on one or more specified dates.

8.4 Payment. Payment of the amount determined under Section 8.1 may, in the discretion of the Committee, be made solely in whole shares of Common Stock valued at Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, solely in cash or a combination of cash and Common Stock, or deferred through the grant of a Deferred Compensation Stock Option. Exercise of a Stock Appreciation Right for cash shall be made only during such periods as may be permissible without causing the Participant to incur liability under Section 16(b) of the Exchange Act. If the Committee decides to make full payment in shares of Common Stock and the amount payable results in a fractional share, payment for the fractional share shall be made in cash.

8.5 Limited Rights. A Limited Right is a Stock Appreciation Right that is effective only upon a Change in Control (as defined in Section 13.2) and is payable only in cash. The amount of payment to which any grantee of such a Limited Right shall be entitled upon exercise shall be equal to the difference between the exercise price per share of any Common Stock covered by a Stock Option in connection with, whether or not in tandem, such Limited Right and the "market price" of a share of Common Stock. For purposes of this Section 8.5, the term "market price" shall mean the greater of (i) the highest price per share of Common Stock paid in connection with the Change in Control and (ii) the highest price per share of Common Stock reflected in the NYSE Transactions Report during the sixty-day period prior to the Change in Control. If the Limited Rights are exercised, the tandem Stock Options and any tandem Stock Appreciation Rights other than under this Section 8.5 shall cease to be exercisable to the extent of the Common Stock with respect to which such Limited Rights are exercised.

ARTICLE IX
----------

RESTRICTED STOCK
----------------

9.1 Grant. Shares of Restricted Stock maybe awarded under this Plan on such terms and conditions and with such restrictions as the Committee may from time to time approve. If a person is awarded shares of Restricted Stock, the person shall be the record owner of such shares and shall have all the rights of a stockholder with respect to such shares (unless the escrow agreement, if any, referred to in Section 9.2 provides otherwise), including the right to vote and to receive dividends or other distributions with respect thereto. Such Restricted Stock shall be awarded for no cash or such cash as the Committee shall determine; provided, however, that unless the shares awarded as Restricted Stock are shares that have been reacquired by the Company as treasury shares, Restricted Stock shall be awarded only for services actually rendered, as determined by the Committee. Restricted Stock awards may be granted alone, in addition to, or in tandem with, other Incentive Awards. Subject to the terms of this Plan, the Committee shall determine the number of shares of Restricted Stock to be awarded to a Participant.

9.2 Restriction Conditions. All shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following conditions:

       (a) The shares may not be the subject of any Disposition (other than by will or the laws of descent and distribution) until the restrictions are removed or expire. Any attempted Disposition in violation of this provision shall be void and ineffective for all purposes.

       (b) Each Participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Common Stock. Such certificate shall be registered in the name of such Participant, and each such certificate shall bear a legend making appropriate reference to the restrictions imposed.

       (c) The Committee may require, as a condition to any award of Restricted Stock, one or more of the following: that the Company retain physical custody of the certificate or certificates representing Restricted Stock during the restriction period; and that the Participant enter into an escrow agreement providing that the certificate or certificates representing Restricted Stock shall remain in the physical custody of an escrow holder until all restrictions are removed or expire, and/or that the Participant deliver a stock power duly endorsed in blank relating to the Restricted Stock. The Company may issue shares of Restricted Stock subject to stop transfer restrictions or may issue such shares subject only to the restrictive legend described in this Section.

       (d) If for any reason, the restrictions imposed by the Committee upon Restricted Stock are not satisfied at the end of the restriction period, for any reason, any Restricted Stock remaining subject to such restrictions shall thereupon be forfeited by the Participant and transferred to and reacquired by the Company at no cost to the Company.

       (e) The Committee may impose other conditions on any shares of Restricted Stock awarded pursuant to this Plan as it may deem advisable, including, without limitation, restrictions deemed necessary or advisable by the Committee to ensure compliance with the Securities Act, the requirements of any securities exchange upon which such shares or shares of the same class are then listed, and any state securities law applicable to such shares.

9.3 Lapse. The restrictions imposed by the Committee pursuant to this Article IX upon Restricted Stock awards shall lapse as determined by the Committee, subject to the provisions of Articles XII and XIII. Each Restricted Stock award may have a different restriction period, in the discretion of the Committee. The Committee may, in its discretion, prospectively change the restriction period applicable to a particular Restricted Stock award.

ARTICLE X
---------

PERFORMANCE UNITS OR PERFORMANCE SHARES
---------------------------------------

10.1 Grants. The Committee may grant Performance Units or Performance Shares on the basis of either Company performance criteria or continued employment with the Company by a Participant. The Performance Periods for separate grants may run concurrently. For each Performance Period the Committee shall establish the number of Performance Units or Performance Shares and the contingent value of any Performance Unit or Performance Shares relating thereto.

10.2 Company Performance. At the beginning of each Performance Period for grants based on Company performance, the Committee shall: (i) establish for such Performance Period specific financial or other performance objectives which may be absolute or relative to performance, the industry or a group of peer companies as the Committee believes are relevant to the Company's overall business objectives; (ii) determine the value of a Performance Unit or the number of Performance Shares relative to performance objectives; and (iii) notify each Participant in writing of the terms and conditions of the grant.

If the Committee determines in its sole discretion that the established performance measures or objectives are no longer suitable to Company objectives because of a change in the Company's business, operations, corporate structure, capital structure, or other conditions the Committee deems to be appropriate, the Committee may modify the performance measures and objectives as considered appropriate.

If minimum performance is not achieved or exceeded for a Performance Period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the value of a Performance Unit or Performance Share shall be based on the degree to which actual performance exceeded the preestablished minimum performance standards, as determined by the Committee hereunder. The amount of payment shall be determined by multiplying the number of Performance Units or Performance Shares granted at the beginning of the Performance Period times the final Performance Unit or Performance Share value.

10.3 Continued Employment. At the beginning of each Performance Period for grants based on continued employment with the Company, the Committee shall: (i) establish the duration of the Performance Period, which shall be the period of time during which the Participant must remain employed by the Company in order to receive payment; (ii) determine the value of a Performance Unit or the number of Performance Shares relative to such continued employment; and (iii) notify each Participant in writing of the terms and conditions of the grant.

Subject to Articles XII and XIII hereof, the rights of a Participant under an employment-based grant of Performance Units or Performance Shares shall automatically terminate upon termination of the Participant's employment with the Company prior to the end of the applicable Performance Period, and in that event the Participant shall not be entitled to receive any payment in respect thereof.

10.4 Payments. In the discretion of the Committee, payments shall be made in cash or Common Stock or a combination thereof following the close of the applicable Performance Period, in such manner as may be permissible without causing the Participant to incur liability under Section 16(b) of the Exchange Act.

ARTICLE XI
----------

DIVIDEND EQUIVALENTS
--------------------

11.1 Grant. A recipient of an Incentive Award (other than Restricted Stock) may also be granted at no additional cost Dividend Equivalents based on the dividends declared on the Common Stock on record dates during the period between the Date of Grant and the date of exercise or payment, as applicable. Such Dividend Equivalents shall be converted to additional shares of Common Stock as follows:

                                     (Number of shares or units under the
                                     Incentive Award) X (Dividend per share)
     Number of Dividend =            -------------------------------------------
     Equivalent Shares               Fair Market Value per share of Common
                                     Stock at corresponding dividend record date

The Dividend Equivalents earned with respect to an Incentive Award shall be distributed to the Participant (or his successor in interest) in the form of shares of Common Stock or units denominated in Common Stock, or an equivalent amount of cash, as the Committee shall determine, and at such time or times as the Committee shall determine. Dividend Equivalents shall be computed, as of each dividend record date, both with respect to the number of shares or units under the Incentive Award and with respect to the number of Dividend Equivalent shares or Dividend Equivalent units previously earned by the Participant (or his successor in interest) and not issued during the period prior to the dividend record date.

 ARTICLE XII
 -----------

 FORFEITURE AND EXPIRATION OF INCENTIVE AWARDS
 ---------------------------------------------

12.1 Termination. Subject to the express provisions of this Plan and the terms of any applicable Agreement, the Committee, in its discretion, may provide for the forfeiture or continuation of any Incentive Award for such period and upon such terms and conditions as are determined by the Committee in the event that a Participant ceases to be an employee. In the absence of Committee action or contrary provisions in an Agreement, the following rules shall apply:

       (a) if an Employee ceases to be an Employee for any reason, the Dividend Equivalents and/or other stock-based grants pursuant to Section 6.1 held by such Participant shall terminate and be forfeited as of the date of employment separation;

       (b) if a holder of Restricted Stock or Performance Shares or Performance Units ceases to be an Employee because of Retirement, death, or permanent and total disability, such holder shall be entitled to receive his Restricted Stock free of restriction or shares of Common Stock or cash subject to such Performance Shares or Performance Units upon the satisfaction of the applicable criteria, after adjusting the Restricted Stock, Performance Shares or Performance Units by multiplying the number of shares subject to the Restricted Stock, Performance Shares or Performance Units by a fraction, the numerator of which shall be the number of full and partial calendar months between the date of the Restricted Stock, Performance Share or Performance Unit award and the date of employment separation, and the denominator of which shall be the number of full and partial calendar months from the date of such award to the end of the applicable restriction period; in the event of separation of employment for any other reason, the grant of Performance Shares or Performance Units shall terminate and be forfeited and the Restricted Stock shall be forfeited by such person and transferred to, and reacquired by, the Company or a Subsidiary at no cost to the Company or the Subsidiary;

       (c) with respect to Stock Options, in the event of Retirement or permanent and total disability, Stock Options will become fully vested, but no Stock Options may be exercised after 36 months (12 months in the case of Incentive Stock Options) following the date of Retirement or permanent and total disability; in the event of death, Stock Options exercisable at the time of death by the Participant may be exercised by the estate or beneficiary of such Participant until the expiration of the earlier of the remaining term of such Stock Options or one year from the date of death; and, in the event of separation of employment for any other reason, the Stock Options shall continue to vest according to the original schedule, but shall terminate and be forfeited after six months from the date of separation of employment; and

       (d) with respect to Stock Appreciation Rights, in the event of Retirement or permanent and total disability, the Stock Appreciation Rights shall continue in effect for six months following separation of employment, and such Stock Appreciation Rights may be exercised during such six-month period; in the event of death or separation of employment for any other reason, the Stock Appreciation Rights shall terminate; provided that, Limited Rights pursuant to Section 8.5 may be exercised in accordance with their terms by the holder thereof who separated from employment following a Change in Control, without respect to the separation of employment of such holder.

12.2 Leave of Absence. With respect to an Incentive Award, the Committee may, in its sole discretion, determine that any Participant who is on leave of absence for any reason shall be considered to still be in the employ of the Company, provided that rights to such Incentive Award during a leave of absence shall be limited to the extent to which such rights were earned or vested when such leave of absence began.

ARTICLE XIII
------------

ADJUSTMENT PROVISIONS
---------------------

13.1 Share Adjustments. If the number of outstanding shares of Common Stock are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional, new, or different shares or other securities are distributed with respect to such shares of Common Stock or other securities through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock or other securities, an appropriate adjustment in order to preserve the benefits or potential benefits intended to be made available to the Participants may be made, in the discretion of the Committee, in all or any of the following: (i) the maximum number and kind of shares provided in Section 3.1; (ii) the number and kind of shares or other securities subject to then outstanding Incentive Awards; and (iii) the price for each share or other unit of any other securities subject to then outstanding Incentive Awards. The Committee may also make any other adjustments, or take such action, as the Committee, in its discretion, deems appropriate in order to preserve the benefits or potential benefits intended to be made available to the Participants. Any fractional share resulting from such adjustment may be eliminated.

13.2 Corporate Changes. Subject to Article XV, upon (i) the dissolution or liquidation of the Company; (ii) a reorganization, merger, or consolidation (other than a merger or consolidation effecting a reincorporation of the Company in another state or any other merger or consolidation in which the shareholders of the surviving corporation and their proportionate interests therein immediately after the merger or consolidation are substantially identical to the shareholders of the Company and their proportionate interests therein immediately prior to the merger or consolidation) of the Company with one or more corporations, following which the Company is not the surviving corporation (or survives only as a subsidiary of another corporation in a transaction in which the shareholders of the parent of the Company and their proportionate interests therein immediately after the transaction are not substantially identical to the shareholders of the Company and their proportionate interests therein immediately prior to the transaction); (iii) the sale of all or substantially all of the assets of the Company; or (iv) the occurrence of a Change in Control, subject to the terms of any applicable Agreement, the Committee serving prior to the date of the applicable event may, to the extent permitted in Section 3.1 of this Plan, in its discretion, without obtaining shareholder approval, take any one or more of the following actions with respect to any Participant:

       (a) Accelerate the exercise dates of any or all outstanding Incentive Awards;

       (b) Accelerate the restriction lapse period of any Restricted Stock subject to restrictions;

       (c) Grant Stock Appreciation Rights to holders of outstanding Stock Options;

       (d) Pay cash to any or all holders of Stock Options in exchange for the cancellation of their outstanding Stock Options;

       (e) Make payment for any outstanding Performance Units or Performance Shares based on such amounts as the Committee may determine;

       (f) Grant new Incentive Awards to any Participants;

       (g) Grant additional Dividend Equivalents; or

       (h) Make any other adjustments or amendments to outstanding Incentive Awards or determine that there shall be substitution of new Incentive Awards by such successor employer corporation or a parent or subsidiary company thereof, with appropriate adjustments as to the number and kind of shares or units subject to such awards and prices.

A "Change in Control" shall be deemed to have occurred for purposes of this Plan, if (a) individuals who were directors of the Company immediately prior to a "Control Transaction" shall cease, within one year of such Control Transaction, to constitute a majority of the Board of Directors of any successor to the Company or to a company which has acquired all or substantially all of its assets or (b) any entity, person, or "Group" acquires shares of the Company in a transaction or series of transactions that result in such entity, person, or Group directly or indirectly owning beneficially 50 percent or more of the outstanding shares of Common Stock of the Company. As used in this Section 13.2, the term "Control Transaction" shall mean (a) any tender offer for or acquisition of capital stock of the Company, (b) any merger, consolidation, or sale of all or substantially all of the assets of the Company, (c) any contested election of directors of the Company, or (d) any combination of the foregoing that results in a change in voting power sufficient to elect a majority of the Board. As used in this Section 13.2, the term "Group" shall mean persons who act "in concert" as described in Sections 13(d)(3) and/or 14(d)(2) of the Exchange Act.

13.3 Binding Determination. Adjustments under Sections 13.1 and 13.2 shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive.

ARTICLE XIV
-----------

GENERAL PROVISIONS
------------------

14.1 No Right to Employment. Nothing in this Plan or in any instrument executed pursuant to this Plan shall confer upon any Participant any right to continue in the employ of the Company or a Subsidiary or affect the Company's or a Subsidiary's right to terminate the employment of any Participant at any time with or without cause.

14.2 Securities Requirements. No shares of Common Stock shall be issued or transferred pursuant to an Incentive Award unless all applicable requirements imposed by federal and state laws, regulatory agencies, and securities exchanges upon which the Common Stock may be listed have been fully complied with. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Incentive Award, the Company may require the Participant to take any reasonable action to meet such requirements.

14.3 No Right to Stock. No Participant and no beneficiary or other person claiming under or through such Participant shall have any right, title, or interest in any shares of Common Stock allocated or reserved under this Plan or subject to any Incentive Award except as to such shares of Common Stock, if any, that have been issued or transferred to such Participant.

14.4 Withholding. The Company or a Subsidiary, as appropriate, shall have the right to deduct from all Incentive Awards paid in cash any federal, state, or local taxes as required by law to be withheld with respect to such cash payments. In the case of Incentive Awards paid in Common Stock, the Participant or other person receiving such Common Stock may be required to pay to the Company or a Subsidiary, as appropriate, the amount of any such taxes which the Company or Subsidiary is required to withhold with respect to such Common Stock. Also, at the discretion of the Committee and provided such withholding can be effected without causing the participant to incur liability under Section 16(b) of the Exchange Act, the Participant may (i) direct the Company or Subsidiary to withhold from the shares of Common Stock to be issued or transferred to the Participant the number of shares necessary to satisfy the Company's or Subsidiary's obligation to withhold taxes, such determination to be based on the shares' Fair Market Value as of the date on which tax withholding is to be made,
(ii) deliver sufficient shares of Common Stock (based upon the Fair Market Value at the date of withholding) to satisfy the withholding obligations, or (iii) deliver sufficient cash to satisfy the withholding obligations. Participants who elect to use such a stock withholding feature must make the election at the time and in the manner prescribed by the Committee.

14.5 No Disposition. No Incentive Award and no right under this Plan, contingent or otherwise, may be the subject of any Disposition (excluding shares of Common Stock with respect to which all restrictions have lapsed), other than by will or the laws of descent or distribution or pursuant to a qualified domestic relations order as defined by the Code or Title T of the Employee Retirement Income Security Act, or the rules thereunder. Any attempted Disposition in violation of this provision shall be void and ineffective for all purposes.

14.6 Severability; Construction. If any provision of this Plan is held to be illegal or invalid for any reason, then the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and this Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. Headings and subheadings are for convenience only and not to be conclusive with respect to construction of this Plan.

14.7 Governing Law. All questions arising with respect to the provisions of this Plan shall be determined by application of the laws of the State of Delaware, except as may be required by applicable federal law.

14.8 Other Deferrals. The Committee may permit selected Participants to elect to defer payment of Incentive Awards other than Deferred Compensation Stock Options in accordance with procedures established by the Committee including, without limitation, procedures intended to defer taxation on such deferrals until receipt (including procedures designed to avoid incurrence of liability under
Section 16(b) of the Exchange Act). Any deferred payment, whether elected by the Participant or specified by an Agreement or by the Committee may require forfeiture in accordance with stated events, as determined by the Committee. The Committee may also establish rules and procedures for crediting interest on deferred cash payments and Dividend Equivalents for deferred payments denominated in Common Stock or units based on Common Stock values.

ARTICLE XV
----------

AMENDMENT AND TERMINATION
-------------------------

15.1 Amendments; Suspension: Termination. The Board may at any time amend, suspend (and if suspended, may reinstate) or terminate this Plan; provided, however, that after the stockholders have approved this Plan in accordance with
Section 16.1, the Board may not, without approval of the stockholders of the Company, amend this Plan so as to (a) increase the number of shares of Common Stock subject to this Plan except as permitted in Article XIII, (b) reduce the option price for shares of Common Stock covered by Stock Options granted hereunder below the applicable price specified in Section 5.2 or Article VI or VII of this Plan or (c) accelerate the date when Incentive Awards can first be granted under this Plan as provided in Section 16.2; and provided further, that the Board may not modify, impair or cancel any outstanding Incentive Award without the consent of the affected Participant.

ARTICLE XVI
-----------

DATE OF PLAN ADOPTION AND EFFECTIVE DATE FOR INCENTIVE AWARDS
-------------------------------------------------------------

16.1 Date of Plan Adoption. This Plan has been adopted by the Board on February 7, 1991, subject to stockholder approval. If the requisite stockholder approval is not obtained, then the Plan shall become null and void and of no further force or effect. This Plan shall continue in effect with respect to Incentive Awards granted before termination of this Plan and until such Incentive Awards have been settled, terminated or forfeited.

16.2 Effective Date for Incentive Awards. Notwithstanding anything contained in this Plan to the contrary, no Incentive Award shall be granted under this Plan prior to January 1, 1992.